Exhibit 99.1

MVW Owner Trust 2018-1

Timeshare Loan-Backed Notes, Series 2018-1

Sample Timeshare Loan Agreed-Upon Procedures

Report To:

Marriott Ownership Resorts, Inc.

8 June 2018

Ernst & Young LLP 5 Times Square New York, NY 10036-6530	Tel: +1 212 773 3000 Fax: +1 212 773 6350 ey.com

Report of Independent Accountants on Applying Agreed-Upon Procedures

Marriott Ownership Resorts, Inc.

6649 Westwood Boulevard

Orlando, Florida 32821

Re:	MVW Owner Trust 2018-1 (the “Issuer”)

Timeshare Loan-Backed Notes, Series 2018-1 (the “Notes”)

Sample Timeshare Loan Agreed-Upon Procedures

We have performed the procedures enumerated in Attachment A, which were agreed to by Marriott Ownership Resorts, Inc. (“MORI”) and Credit Suisse Securities (USA) LLC (the “Structuring Agent,” together with MORI, the “Specified Parties”) solely to assist MORI with respect to certain information relating to a pool of timeshare loans (the “Timeshare Loans”) relating to the Issuer’s securitization transaction. This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of the procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

The procedures performed and our associated findings are included in Attachment A.

For the purpose of the procedures described in this report, MORI provided us with:

a.	An electronic data file labeled “2018-1 AUP sample selection data tape.xlsx” and the corresponding record layout and decode information (the “Preliminary Data File”) that MORI indicated contains information on 250 timeshare loans (the “Sample Timeshare Loans”) as of 10 April 2018 (the “Preliminary Cut-Off Date”),

b.	Imaged copies of:

i.	The promissory note, lost note affidavit or other related documents (collectively and as applicable, the “Note”),

ii.	The deed of trust (the “Deed of Trust”),

iii.	The mortgage (the “Mortgage”),

iv.	The note and mortgage modification (the “Modification”),

v.	The contract for purchase (the “Contract for Purchase”),

vi.	The contract addendum (the “Contract Addendum”),

vii.	The credit report (the “Credit Report”),

viii.	The HUD-1 uniform settlement statement (the “HUD-1”),

ix.	The summary of closing costs disbursement records or closing disclosure (collectively and as applicable, the “Closing Disclosure”),

x.	Certain screen shots from MORI’s internal information and servicing system (the “AMRE Contract System Screen Shots”) and

xi.	Certain additional screen shots from MORI’s internal information and servicing system (the “MortgageServ System Screen Shots,” together with the Note, Deed of Trust, Mortgage, Modification, Contract for Purchase, Contract Addendum, Credit Report, HUD-1, Closing Disclosure and AMRE Contract System Screen Shots, the “Source Documents”),

as applicable, that MORI indicated relate to each Sample Timeshare Loan,

c.	The list of relevant characteristics (the “Sample Characteristics”) on the Preliminary Data File, which is shown on Exhibit 1 to Attachment A, and

d.	Instructions, assumptions and methodologies, which are described in Attachment A.

The Sample Timeshare Loans on the Preliminary Data File were selected by MORI. MORI did not inform us as to the basis for how they determined the number of Sample Timeshare Loans or the methodology they used to select the Sample Timeshare Loans on the Preliminary Data File. MORI is responsible for selecting the Sample Timeshare Loans on the Preliminary Data File. Additionally, MORI indicated that the Sample Timeshare Loans are expected to be representative of the Timeshare Loans. For the purpose of the procedures described in this report, the 250 Sample Timeshare Loans are referred to as Sample Timeshare Loan Numbers 1 through 250.

The procedures included in Attachment A were limited to comparing or recalculating certain information that is further described in Attachment A. MORI is responsible for the Preliminary Data File, Source Documents, Sample Characteristics and the determination of the instructions, assumptions and methodologies that are described herein. We were not requested to perform and we have not performed any procedures other than those listed in Attachment A with respect to the Preliminary Data File. We have not verified, and we make no representation as to, the accuracy, completeness or reasonableness of the Source Documents or any other information provided to us by MORI upon which we relied in forming our findings. Accordingly, we make no representation and express no opinion as to (a) the existence of the Sample Timeshare Loans or Timeshare Loans, (b) questions of legal or tax interpretation and (c) the accuracy, completeness or reasonableness of any instructions, assumptions and methodologies provided to us by MORI that are described in this report. We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the American Institute of Certified Public Accountants on any of the items referred to herein. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report were not performed for the purpose of:

a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or

b.	Making any findings with respect to:

i.	Whether the origination of the Timeshare Loans conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria, or other requirements,

ii.	The value of the collateral securing the Timeshare Loans,

iii.	Whether the originator of the Timeshare Loans complied with federal, state or local laws or regulations or

iv.	Any other factor or characteristic of the Timeshare Loans that would be material to the likelihood that the issuer of the Notes will pay interest and principal in accordance with applicable terms and conditions.

This report is intended solely for the use of the Specified Parties and is not intended to be and should not be used by anyone other than the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ Ernst & Young LLP

8 June 2018

Attachment A

Procedures performed and our associated findings

1.	For each Sample Timeshare Loan, we compared the Sample Characteristics listed on Exhibit 1 to Attachment A, as shown on the Preliminary Data File, to the corresponding information located on, or to the corresponding information we recalculated using information located on, the Source Documents, subject to the instructions, assumptions and methodologies provided by MORI that are stated in the notes to Exhibit 1 to Attachment A, and the instruction described in the final paragraph of this Item 1. Except for the information shown on Exhibit 2 to Attachment A, all such compared information was in agreement.

The Source Document(s) that MORI instructed us to use for each Sample Characteristic are indicated on Exhibit 1 to Attachment A. Unless otherwise indicated in the notes to Exhibit 1 to Attachment A, where more than one Source Document is listed for a Sample Characteristic, MORI instructed us to note agreement if the value on the Preliminary Data File for the Sample Characteristic agreed with the corresponding information on at least one of the Source Documents that are listed for such Sample Characteristic on Exhibit 1 to Attachment A. We performed no procedures to reconcile any differences that may exist between various Source Documents for any of the Sample Characteristics listed on Exhibit 1 to Attachment A.

Exhibit 1 to Attachment A

Sample Characteristics and Source Documents

Sample Characteristic	Preliminary Data File Field Name	Source Document(s)	Note

Customer number	Customer Number	MortgageServ System Screen Shots	i.

Loan number	Loan Number	MortgageServ System Screen Shots	i.

Billing country	Billing Country	Contract for Purchase or MortgageServ System Screen Shots	ii.

Billing state	Billing State	Contract for Purchase or MortgageServ System Screen Shots	ii.

Interest rate	Interest Rate	Note or Modification

Open date	Open Date	Note, Deed of Trust, Mortgage, Modification, Contract for Purchase, Contract Addendum, Credit Report, HUD-1 or Closing Disclosure

Original term	Original Term

(a)   Note, Deed of Trust, Mortgage or Modification or

(b)   Recalculation and Note, Deed of Trust, Mortgage, Modification, Contract for Purchase, Contract Addendum, Credit Report, HUD-1, Closing Disclosure or MortgageServ System Screen Shots

iii.

Original balance	Original Balance	Note, Deed of Trust, Mortgage or Modification

Current balance	Current Balance	MortgageServ System Screen Shots	iv.

Original loan to value	Original Loan to Value	Recalculation and Note, Deed of Trust, Mortgage, Modification, Contract for Purchase, Contract Addendum, HUD-1 or Closing Disclosure	v.

Next payment due date	Next Payment Due Date	MortgageServ System Screen Shots	iv.

Credit score	Credit Score (Beacon)	(a) Credit Report or (b) Credit Report and recalculation	vi.

Monthly payment	Monthly Payment	Note, Deed of Trust, Mortgage or Modification

Maturity date	Maturity Month and Year	Note, Deed of Trust, Mortgage, Modification or MortgageServ System Screen Shots	vii.

Exhibit 1 to Attachment A

Sample Characteristic	Preliminary Data File Field Name	Source Document(s)	Note

Down payment	Down Payment

(a)   Recalculation and/or HUD-1, Closing Disclosure or Contract for Purchase,

(b)   Recalculation, Contract for Purchase and AMRE Contract System Screen Shots,

(c)   Recalculation, HUD-1 and AMRE Contract System Screen Shots or

(d)   Recalculation and HUD-1

viii.

Resort/project ID	Resort/Project Id	Note, Deed of Trust, Mortgage, Modification, Contract for Purchase, Contract Addendum, Credit Report, HUD-1 or Closing Disclosure	ix.

Purchase price	Purchase Price	Note, Deed of Trust, Mortgage, Modification, Contract for Purchase, Contract Addendum, Credit Report, HUD-1 or Closing Disclosure

Notes:

i.	For identification purposes only.

ii.	For the purpose of comparing the billing country and billing state Sample Characteristics for each Sample Timeshare Loan, MORI instructed us to ignore differences due to abbreviation and truncation.

iii.	For the purpose of comparing the original term Sample Characteristic for each Sample Timeshare Loan that does not have the original term specifically stated in the applicable Source Document, MORI instructed us to recalculate the original term as the difference in months between the:

a.	Maturity date and

b.	Open date,

both as shown on the applicable Source Document.

For the purpose of the recalculation described in the preceding paragraph, if the open date, as shown on the applicable Source Document, occurs on the 29th, 30th or 31st day of the month, MORI instructed us to use the first day of the following month as the open date.

Exhibit 1 to Attachment A

Notes: (continued)

iv.	MORI indicated that certain of the MortgageServ System Screen Shots contained account activity which occurred after the Preliminary Cut-Off Date. For the purpose of comparing the current balance and next payment due date Sample Characteristics for each Sample Timeshare Loan, MORI instructed us to only consider account activity shown on the MortgageServ System Screen Shots which occurred on or prior to the Preliminary Cut-Off Date.

v.	For the purpose of comparing the original loan to value Sample Characteristic for each Sample Timeshare Loan, MORI instructed us to recalculate the original loan to value by:

a.	Dividing the:

(1)	Original balance by

(2)	Purchase price,

both as shown on the applicable Source Document,

b.	Multiplying the result obtained in a. above by 100 and

c.	Rounding the result obtained in b. above to the nearest integer.

vi.	MORI instructed us not to compare the credit score Sample Characteristic for Sample Timeshare Loans with a credit score value of “0,” “1” or “999,” as shown on the Preliminary Data File.

Additionally, for the purpose of comparing the credit score Sample Characteristic for each Sample Timeshare Loan (except for the Sample Timeshare Loans described in the preceding paragraph of this note vi.), MORI instructed us to use the:

a.	Primary borrower credit score,

b.	Secondary borrower credit score or

c.	Recalculated average value of the primary borrower credit score and secondary borrower credit score,

all as shown on, or as recalculated using information shown on, the Credit Report, and to note agreement if the credit score value, as shown on the Preliminary Data File, agreed to the corresponding information described in either a., b. or c. above. We performed no procedures to reconcile any differences that may exist relating to the information that we observed or recalculated in a., b. or c. above, as applicable.

vii.	For the purpose of comparing the maturity date Sample Characteristic for each Sample Timeshare Loan, MORI instructed us to note agreement if the month and year of the maturity date, as shown on the applicable Source Document, agreed with the month and year of the maturity date, as shown on the Preliminary Data File.

Exhibit 1 to Attachment A

Notes: (continued)

viii.	For the purpose of comparing the down payment Sample Characteristic for each Sample Timeshare Loan (except Sample Timeshare Loan Numbers 1, 21, 68, 138, 206, 225, 229, 232, 235 and 239), MORI instructed us to note agreement if the value on the Preliminary Data File agreed with either:

a.	The corresponding information on the HUD-1, Closing Disclosure or Contract for Purchase,

b.	The result of subtracting the:

(1)	Total closing costs from

(2)	Down payment or deposit, as applicable,

both as shown on the HUD-1, Closing Disclosure or Contract for Purchase, or

c.	The result of adding the:

(1)	Down payment or deposit, as applicable, and

(2)	Additional deposit due,

both as shown on the HUD-1, Closing Disclosure or Contract for Purchase.

We performed no procedures to reconcile any differences that may exist between the applicable Source Documents or resulting recalculations described in the preceding paragraph of this note viii. for the down payment Sample Characteristic.

For the purpose of comparing the down payment Sample Characteristic for Sample Timeshare Loan Numbers 1, 21 and 239, MORI instructed us to recalculate the down payment by subtracting the:

a.	Estimated closing cost excluding assessments, as shown on the Contract for Purchase, from

b.	Result of adding the:

(1)	Deposit, as shown on the Contract for Purchase,

(2)	Additional deposit due, as shown on the Contract for Purchase,

(3)	Balance of purchase price, including closing costs, payable at closing, as shown on the Contract for Purchase, and

(4)	Fin closing cost, as shown on the AMRE Contract System Screen Shots.

For the purpose of comparing the down payment Sample Characteristic for Sample Timeshare Loan Numbers 68, 225, 229, 232 and 235, MORI instructed us to:

a.	Recalculate the down payment by adding the:

(1)	Down payment / funds from borrower, as shown on the HUD-1, and

(2)	Fin closing cost, as shown on the AMRE Contract System Screen Shots, and

b.	Ignore differences of +/- $0.50 or less.

Exhibit 1 to Attachment A

Notes: (continued)

viii.	(continued)

For the purpose of comparing the down payment Sample Characteristic for Sample Timeshare Loan Number 138, MORI instructed us to recalculate the down payment by subtracting the:

a.	Total closing costs from

b.	Result of adding the:

(1)	Down payment and

(2)	Balance due,

all as shown on the HUD-1.

For the purpose of comparing the down payment Sample Characteristic for Sample Timeshare Loan Number 206, MORI instructed us to recalculate the down payment by adding the:

a.	Deposit or earnest money and

b.	Cash to close from borrower,

both as shown on the HUD-1.

ix.	For the purpose of comparing the resort/project ID Sample Characteristic for each Sample Timeshare Loan, MORI:

a.	Instructed us to ignore differences due to abbreviation, truncation or spelling errors and

b.	Indicated that a resort/project ID of:

(1)	“Aruba Ocean Club,” as shown on the Preliminary Data File, corresponds to a resort/project ID of “Marriott Vacation Club International of Aruba,” as shown on the applicable Source Document, and

(2)	“Harbour Lake,” as shown on the Preliminary Data File, corresponds to a resort/project ID of “HAO Condominium,” as shown on the applicable Source Document.

We performed no procedures to determine the accuracy, completeness or reasonableness of the instructions, assumptions and methodologies provided by MORI that are described in the notes above.

Exhibit 2 to Attachment A

Sample Characteristic Differences

Sample Timeshare Loan Number	Sample Characteristic	Preliminary Data File Value	Source Document Value
2	Credit score	700	753
7	Credit score	679	697
41	Credit score	700	734
50	Credit score	600	725
57	Credit score	700	794
73	Credit score	793	739
159	Credit score	700	745
242	Credit score	780	789